The latest report from your
                             Fund's management team


                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------




                               [GRAPHIC OMITTED]





                                   Small Cap
                                  Growth Fund


                        (formerly Emerging Growth Fund)


                                 APRIL 30, 1999


                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                      -----------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                Stephen L. Brown
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                        Investors Bank and Trust Company
                              200 Clarendon Street
                        Boston, Massachusetts 02116-5072

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803
                  ------------------------------------------

================================================================================

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements are nearly done, and the tests of all our systems are on schedule for completion by the end of July. The rest of 1999 will be spent testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/s/Edward J. Boudreau, Jr.
-------------------------------------------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

        By Bernice S. Behar, CFA, Portfolio Management Team Leader, and
          Laura Allen, CFA, and Anurag Pandit, CFA, Portfolio Managers

                                  John Hancock
                             Small Cap Growth Fund

                   Fund handily outpaces peers amid changing
                   -----------------------------------------
                        environment for small-cap stocks
                        --------------------------------

Effective June 1, 1999, John Hancock Emerging Growth Fund's name was changed to John Hancock Small Cap Growth Fund to better describe how the Fund invests.

John Hancock Small Cap Growth Fund posted very strong returns over the last six months during an up-and-down period for small-company stocks. After lagging their larger-company counterparts throughout most of 1998, small-cap stocks caught fire just weeks before the period began, thanks largely to interest-rate cuts by the Federal Reserve Board. Because they tend to fund their growth by borrowing money, small-cap companies benefit more than larger companies from lower rates. The Fed's actions also helped restore investor confidence and pumped liquidity into the global financial system. A third rate cut in November helped extend the small-cap rally through the remainder of 1998 by attracting investors looking for inexpensive alternatives to high-flying large-cap names. The small-cap market's advance was limited almost exclusively to growth stocks - those that exhibit fast rates of earnings and other growth, leaving behind small-cap value stocks - those that seem bargain-priced based on price/earnings ratios and other measures.

         By early 1999, however, sentiment turned against small-cap stocks of both the growth and value variety. Inflationary fears re-emerged on news that the economy had expanded at a much

--------------------------------------------------------------------------------
[A 3 1/2" x 2" photo at bottom right side of page of John Hancock Small Cap Growth Fund. Caption below reads "Fund management team members (l-r): "Scott Mayo, Laura Allen, Anurag Pandit and Bernice Behar."]
--------------------------------------------------------------------------------

"...an up-anddown period for small-company stocks."

================================================================================

                   John Hancock Funds - Small Cap Growth Fund


"By far the strongest sector in both the market and the Fund... was technology."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is NEXTLINK Communications 1.4%, the second is Verio 1.2%, the third Adelphia Communications 1.2%, the fourth Metromedia Fiber Network 1.2% and the fifth Allegiance Telecom 1.2%. A note below the table reads "As a percentage of net assets on April 30, 1999."]
--------------------------------------------------------------------------------

quicker-than-expected pace in the final three months of 1998 and put pressure on small-company stock prices. Practically the only exceptions to this rule were red-hot technology stocks - particularly those related to the Internet. Investors seemingly couldn't get enough of these stocks, many of which posted triple-digit gains in the first four months of this year.

         Given the gyrating environment for small-company growth stocks, we're gratified that the Fund handily outpaced its benchmark and its peers. For the six-month period ended April 30, 1999, John Hancock Small Cap Growth Fund's Class A, Class B and Class C shares posted total returns of 33.54%, 33.16% and 33.03%, respectively, at net asset value. By contrast, the average small-cap fund returned 14.68%, according to Lipper, Inc.1, and the Russell 2000 Growth Index returned 25.74%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is AboveNet Communications followed by an up arrow with the phrase "Sparked by growth in Internet infrastructure." The second listing is Pacific Sunwear of California followed by an up arrow with the phrase "Increased spending on teen clothing." The third listing is Whittman-Hart followed by a down arrow with the phrase "Tainted by technology sevice sector's downturn." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

not reinvest all distributions. Please see pages six and seven for historical performance information.

Internet  hot...

By far the strongest sector in both the market and the Fund during this period was technology. A number of strategic moves that we made among various technology sub-sectors going into the period held the keys to our recent outperformance. Last November, we were focused on semiconductor manufacturers and semiconductor capital equipment makers such as Novellus Systems, PMC-Sierra, Semtech and Level One Communications. We had purchased these stocks last summer after they experienced a rather severe correction when investors feared that protracted problems in the Far East would translate into a slowdown in semiconductor chip and equipment orders. At the time, we believed the market overreacted and that the group was therefore attractively priced. As we expected, orders from Asia firmed up and boosted our holdings. More recently, we've tilted our semiconductor holdings more toward companies that make chips or equipment for the fast-growing telecommunications industry, such as RF Micro Devices.

         Perhaps our strongest performers during the period were our Internet holdings, especially given investors' near-mania for the group in 1999. We had also added to our Internet stocks last summer, after they, too, fell victim to negative investor sentiment. That strategy proved beneficial when companies like RealNetworks, which provides audio and video technology for the Internet, and networking company AboveNet Communications posted double-digit gains by the end of the period.

================================================================================

                   John Hancock Funds - Small Cap Growth Fund


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 35% at the top. The first bar represents the 33.54% total return for John Hancock Small Cap Growth Fund Class A. The second bar represents the 33.16% total return for John Hancock Small Cap Growth Fund Class B. The third bar represents the 33.03 % total return for John Hancock Small Cap Growth Fund Class C. The fourth bar represents the 14.68% total return for Average small-cap fund. A note below the chart reads "Total returns for John Hancock Small Cap Growth Fund are at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper, Inc. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

Another strong performer was Multex.com, which transmits brokerage research via the Internet.

 ...software, health services not

By contrast, our technology holdings in the software and service sectors performed poorly and detracted from performance. Investors became increasingly fearful that the approach of the Year 2000 would stymie demand for software and services, since few companies would want to implement new software while Y2K issues remained. Even companies that continued to post good earnings and meet expectations suffered from the negative sentiment, such as Whittman-Hart, which provides technology services such as web design and software installation for medium-sized businesses.

         Health-care service companies also performed poorly during the period. Changes in Medicare reimbursement levels continued to weigh heavily on this group of nursing homes and assisted-living centers, many of which we sold before the period ended.

New additions

Our search for companies with strong and sustainable revenue and earnings growth, dominant market share and proven and effective management led us to a number of new ideas, including retailers who serve the teenage market such as bebe stores, Pacific Sunwear of California and Wet Seal. The U.S. teen population is growing twice as fast as almost any other American age group. What's more, they have money and they spend it.

         We also added to the Fund's stake in so-called "clecs," which are telephone companies that serve small and mid-sized business. Many of these companies, such as NEXTLINK Communications, have enjoyed consistent and strong earnings growth as they grab market share away from more traditional telephone companies.

Outlook

Our outlook for stocks in general is upbeat. Continued healthy economic growth coupled with low inflation, low interest rates and low unemployment should continue to favor stocks. Based on that view, we believe that the outlook for earnings is quite good. As for small-company stocks, even with their recent uptick, their valuations remain compelling and their earnings growth rates attractive, meaning small caps remain overdue for a more sustained rally. The Fund's diversified approach has helped sustain it during ups and downs of the small-cap market over the last few years, and should continue to serve the Fund well.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"Our outlook for stocks in general is upbeat."

================================================================================

                   John Hancock Funds - Small Cap Growth Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Small Cap Growth Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 5.75%.) Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                                        SINCE
                                                    ONE      FIVE     INCEPTION
                                                    YEAR     YEARS    (8/22/91)
                                                   -------  -------    --------

Cumulative Total Returns                           (2.40%)  109.36%     192.26%
Average Annual Total Returns                       (2.40%)   15.93%      15.14%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                    ONE      FIVE     TEN
                                                    YEAR     YEARS    YEARS
                                                   -------  -------  --------

Cumulative Total Returns                            0.81%   111.72%   391.20%
Average Annual Total Returns                        0.81%    16.19%    17.25%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                                        SINCE
                                                                      INCEPTION
                                                                       (6/1/98)
                                                                       --------

Cumulative Total Return                                                10.48%
Average Annual Total Return                                            10.48%(1)

Notes to Performance

(1) Not annualized.

================================================================================

                   John Hancock Funds - Small Cap Growth Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Small Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged, small-cap index that is comprised of 2,000 stocks of U.S.- domiciled companies whose common stocks trade in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater-than-average growth orientation. Past performance is not indicative of future results.

*No contingent deferred sales charge applicable.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Small Cap Growth Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund on August 22, 1991, before sales charge, and is equal to $32,017 as of April 30, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Small Cap Growth fund, after sales charge, and is equal to $30,422 as of April 30, 1999. The third line represents the Russell 2000 Index and is equal to $28,083. The fourth line represents the Russell 2000 Growth Index and is equal to $24,401.

Line chart with the heading John Hancock Small Cap Growth Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund on October 31, 1988, before sales charge, and is equal to $55,396 as of April 30, 1999. The second line represents the Russell 2000 Index and is equal to $34,912. The third line represents the Russell 2000 Growth Index and is equal to $32,159.

Line chart with the heading John Hancock Small Cap Growth Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund on June 1, 1998, before sales charge, and is equal to $11,596 as of April 30, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Small Cap Growth fund, after sales charge, and is equal to $11,496 as of April 30, 1999. The third line represents the Russell 2000 Growth Index and is equal to $10,376. The fourth line represents the Russell 2000 Index and is equal to $9,591.
--------------------------------------------------------------------------------

===============================FINANCIAL STATEMENTS=============================

                   John Hancock Funds - Small Cap Growth Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Common stocks (cost - $411,181,952).......................     $632,989,690
  Joint repurchase agreement (cost - $13,571,000) ..........       13,571,000
  Corporate savings account ................................              217
                                                              ---------------
                                                                  646,560,907
 Receivable for investments sold ...........................        6,163,975
 Receivable for shares sold ................................          257,711
 Dividends receivable ......................................            4,157
 Interest receivable .......................................            1,847
 Other assets ..............................................          109,789
                                                              ---------------
                          Total Assets .....................      653,098,386
                          ---------------------------------------------------
Liabilities:
 Payable for investments purchased .........................       12,278,809
 Payable for shares repurchased ............................          357,676
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ..................................          620,393
 Accounts payable and accrued expenses .....................          113,336
                                                              ---------------
                          Total Liabilities ................       13,370,214
                          ---------------------------------------------------
Net Assets:
 Capital paid-in ...........................................      359,095,874
 Accumulated realized gain on investments and foreign
  currency transactions ....................................       63,740,164
 Net unrealized appreciation of investments ................      221,812,714
 Accumulated net investment loss ...........................       (4,920,580)
                                                              ---------------
                          Net Assets .......................     $639,728,172
                          ===================================================
Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
 Class A - $212,739,382/19,439,594 .........................           $10.94
 ============================================================================
 Class B - $426,084,058/42,139,173 .........................           $10.11
 ============================================================================
 Class C - $904,732/89,564 .................................           $10.10
 ============================================================================
 Maximum Offering Price Per Share*
 Class A - ($10.94 x 105.26%) ..............................           $11.52
 ============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Six months ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
Investment Income:
 Dividends .................................................         $339,732
 Interest ..................................................          186,381
                                                              ---------------
                                                                      526,113
                                                              ---------------
 Expenses:
  Investment management fee - Note B .......................        2,284,306
  Distribution and service fee - Note B
   Class A .................................................          251,329
   Class B .................................................        1,833,253
   Class C .................................................            3,477
  Transfer agent fee - Note B ..............................          791,961
  Custodian fee ............................................           92,073
  Financial services fee - Note B ..........................           43,889
  Registration and filing fees .............................           21,603
  Auditing fee .............................................           19,750
  Trustees' fees ...........................................           17,893
  Printing .................................................           14,719
  Miscellaneous ............................................           10,659
  Interest expense - Note A ................................            8,909
  Legal fees ...............................................            2,942
                                                              ---------------
                          Total Expenses ...................        5,396,763
                          ---------------------------------------------------
                          Net Investment Loss ..............       (4,870,650)
                          ---------------------------------------------------
Realized and Unrealized Gain on Investments:
 Net realized gain on investments sold .....................       64,068,978
 Change in net unrealized appreciation/depreciation
  of investments ...........................................      113,496,267
                                                                -------------
                          Net Realized and Unrealized
                          Gain on Investments ..............      177,565,245
                          ---------------------------------------------------
                          Net Increase in Net Assets
                          Resulting from Operations ........     $172,694,595
                          ===================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

===============================FINANCIAL STATEMENTS=============================

                   John Hancock Funds - Small Cap Growth Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                             SIX MONTHS ENDED
                                                                                     YEAR ENDED               APRIL 30, 1999
                                                                                  OCTOBER 31, 1998             (UNAUDITED)
                                                                                  ----------------           ----------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment loss ..........................................................      ($9,523,637)               ($4,870,650)
 Net realized gain on investments sold and foreign currency transactions ......       39,776,156                 64,068,978
 Change in net unrealized appreciation/depreciation of investments ............     (124,158,701)               113,496,267
                                                                                   -------------             --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations .............      (93,906,182)               172,694,595
                                                                                   -------------             --------------
Distributions to Shareholders:
 Distributions from net realized gain on investments sold
  Class A - ($2.5153 and $0.2300 per share, respectively) .....................      (43,296,619)                (4,781,633)
  Class B - ($2.5153 and $0.2300 per share, respectively) .....................     (101,891,134)               (10,631,104)
  Class C** - (none and $0.2300 per share, respectively) ......................           --                        (14,101)
                                                                                   -------------             --------------
   Total Distributions to Shareholders ........................................     (145,187,753)               (15,426,838)
                                                                                   -------------             --------------
From Fund Share Transactions - Net: * .........................................       99,275,929                (59,699,426)
                                                                                   -------------             --------------
Net Assets:
 Beginning of period ..........................................................      681,977,847                542,159,841
                                                                                   -------------             --------------
 End of period (including accumulated net investment loss
  of $49,930 and $4,920,580, respectively) ....................................     $542,159,841               $639,728,172
                                                                                   =============             ==============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS

===============================FINANCIAL STATEMENTS=============================

                   John Hancock Funds - Small Cap Growth Fund


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions*


                                                                                                               SIX MONTHS ENDED
                                                                                 YEAR ENDED                     APRIL 30, 1999
                                                                              OCTOBER 31, 1998                    (UNAUDITED)
                                                                          -------------------------       -------------------------
                                                                           SHARES           AMOUNT         SHARES           AMOUNT
                                                                          --------        ---------       --------        ---------

CLASS A
 Shares sold ........................................................     43,183,651     $418,398,045    22,264,679    $218,132,026
 Shares issued to shareholders in reinvestment of distributions .....        947,975       36,568,238       476,108       4,123,439
                                                                        ------------   --------------  ------------  --------------
 ....................................................................     44,131,626      454,966,283    22,740,787     222,255,465
 Less shares repurchased ............................................    (26,992,214)    (414,680,052)  (24,679,396)   (242,713,589)
                                                                        ------------   --------------  ------------  --------------
 Net increase (decrease) ............................................     17,139,412      $40,286,231    (1,938,609)   ($20,458,124)
                                                                        ============   ==============  ============  ==============
CLASS B
 Shares sold ........................................................     57,762,132     $618,597,893     5,151,385     $48,155,738
 Shares issued to shareholders in reinvestment of distributions .....      2,001,611       72,238,099       983,244       7,885,311
                                                                        ------------   --------------  ------------  --------------
 ....................................................................     59,763,743      690,835,992     6,134,629      56,041,049
 Less shares repurchased ............................................    (23,478,705)    (632,351,276)  (10,358,750)    (95,570,714)
                                                                        ------------   --------------  ------------  --------------
 Net increase (decrease) ............................................     36,285,038      $58,484,716    (4,224,121)   ($39,529,665)
                                                                        ============   ==============  ============  ==============
CLASS C**
 Shares sold ........................................................         60,595         $510,679        61,461        $574,996
 Shares issued to shareholders in reinvestment of distributions .....         --              --              1,687          13,527
                                                                        ------------   --------------  ------------  --------------
                                                                              60,595          510,679        63,148         588,523
 Less shares repurchased ............................................           (700)          (5,697)      (33,479)       (300,160)
                                                                        ------------   --------------  ------------  --------------
 Net increase .......................................................         59,895         $504,982        29,669        $288,363
                                                                        ============   ==============  ============  ==============
** Class C shares commenced operations on June 1, 1998.


                       SEE NOTES TO FINANCIAL STATEMENTS

===============================FINANCIAL STATEMENTS=============================

                   John Hancock Funds - Small Cap Growth Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------



                                                                            YEAR ENDED OCTOBER 31,                  SIX MONTHS ENDED
                                                              ----------------------------------------------------   APRIL 30, 1999
                                                                1994      1995(1)     1996       1997       1998       (UNAUDITED)
                                                              --------   --------   --------   --------   --------  ----------------

CLASS A(7)
Per Share Operating Performance
 Net Asset Value, Beginning of Period .....................     $6.47      $6.71      $9.02     $10.22     $12.35         $8.41
                                                             --------   --------   --------   --------   --------      --------
 Net Investment Loss(2) ...................................     (0.04)     (0.07)     (0.09)     (0.07)     (0.08)        (0.06)
 Net Realized and Unrealized Gain (Loss) on Investments ...      0.28       2.38       1.29       2.41      (1.34)         2.82
                                                             --------   --------   --------   --------   --------      --------
  Total from Investment Operations ........................      0.24       2.31       1.20       2.34      (1.42)         2.76
                                                             --------   --------   --------   --------   --------      --------
 Less Distributions:
 Distributions from Net Realized Gain on Investments Sold .        --         --         --      (0.21)     (2.52)        (0.23)
                                                             --------   --------   --------   --------   --------      --------
 Net Asset Value, End of Period ...........................     $6.71      $9.02     $10.22     $12.35      $8.41        $10.94
                                                             ========   ========   ========   ========   ========      ========
 Total Investment Return at Net Asset Value(3) ............     3.59%     34.56%     13.27%     23.35%    (14.14%)       33.54%(5)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) .................  $131,053   $179,481   $218,497   $209,384   $179,700      $212,739
 Ratio of Expenses to Average Net Assets ..................     1.44%      1.38%      1.32%      1.29%(4)   1.36%(4)      1.34%(4,6)
 Ratio of Net Investment Loss to Average Net Assets .......    (0.71%)    (0.83%)    (0.86%)    (0.57%)    (1.02%)       (1.16%)(6)
 Portfolio Turnover Rate ..................................       25%        23%        44%        96%       103%           52%

CLASS B(7)
Per Share Operating Performance
 Net Asset Value, Beginning of Period .....................     $6.33      $6.51      $8.70      $9.78     $11.72         $7.81
                                                             --------   --------   --------   --------   --------      --------
 Net Investment Loss(2) ...................................     (0.09)     (0.11)     (0.15)     (0.14)     (0.15)        (0.08)
 Net Realized and Unrealized Gain (Loss) on Investments ...      0.27       2.30       1.23       2.29      (1.24)         2.61
 ..........................................................  --------   --------   --------   --------   --------      --------
  Total from Investment Operations ........................      0.18       2.19       1.08       2.15      (1.39)         2.53
                                                             --------   --------   --------   --------   --------      --------
 Less Distributions:
 Distributions from Net Realized Gain on Investments Sold .        --         --         --      (0.21)     (2.52)        (0.23)
                                                             --------   --------   --------   --------   --------      --------
 Net Asset Value, End of Period ...........................     $6.51      $8.70      $9.78     $11.72      $7.81        $10.11
                                                             ========   ========   ========   ========   ========      ========
 Total Investment Return at Net Asset Value(3) ............     2.80%     33.60%     12.48%     22.44%    (14.80%)       33.16%(5)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) .................  $283,435   $393,478   $451,268   $472,594   $361,992      $426,084
 Ratio of Expenses to Average Net Assets ..................     2.19%      2.11%      2.05%      2.02%(4)   2.07%(4)      1.99%(4,6)
 Ratio of Net Investment Loss to Average Net Assets .......    (1.46%)    (1.55%)    (1.59%)    (1.30%)    (1.73%)       (1.81%)(6)
 Portfolio Turnover Rate ..................................       25%        23%        44%        96%       103%           52%


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: income, expenses, distributions and gains (losses) of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS

===============================FINANCIAL STATEMENTS=============================

                   John Hancock Funds - Small Cap Growth Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------



                                                                          PERIOD FROM
                                                                          JUNE 1, 1998
                                                                       (COMMENCEMENT OF            SIX MONTHS ENDED
                                                                         OPERATIONS) TO             APRIL 30, 1999
                                                                        OCTOBER 31, 1998              (UNAUDITED)
                                                                        ----------------           ----------------

CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period.................................        $8.96                      $7.81
                                                                           --------                   --------
 Net Investment Loss(2) ..............................................        (0.03)                     (0.09)
 Net Realized and Unrealized Gain (Loss) on Investments ..............        (1.12)                      2.61
                                                                           --------                   --------
  Total from Investment Operations ...................................        (1.15)                      2.52
                                                                           --------                   --------
 Less Distributions:
 Distributions from Net Realized Gain on Investments Sold ............           --                      (0.23)
                                                                           --------                   --------

 Net Asset Value, End of Period ......................................        $7.81                     $10.10
                                                                           ========                   ========
 Total Investment Return at Net Asset Value(3) .......................      (12.83%)(5)                 33.03%(5)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ............................         $468                       $905
 Ratio of Expenses to Average Net Assets .............................        2.11%(4,6)                 2.09%(4,6)
 Ratio of Net Investment Loss to Average Net Assets ..................       (1.86%)(6)                 (1.93%)(6)
 Portfolio Turnover Rate .............................................         103%                        52%


(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.
(5) Not annualized.
(6) Annualized.
(7) All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective May 1, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS

===============================FINANCIAL STATEMENTS=============================

                   John Hancock Funds - Small Cap Growth Fund

Schedule of Investments
April 30, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Small Cap Growth Fund on April 30, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     -----

COMMON STOCKS
Advertising (1.78%)
 Catalina Marketing Corp.* .....................       65,400        $5,587,613
 Getty Images, Inc.* ...........................      222,300         5,779,800
                                                                     ----------
                                                                     11,367,413
                                                                     ----------
Automobile/Trucks (1.60%)
 Gentex Corp.* .................................      183,400         5,513,463
 United Rentals, Inc. * ........................      159,000         4,740,188
                                                                     ----------
                                                                     10,253,651
                                                                     ----------
Beverages (0.49%)
 Beringer Wine Estates Holdings, Inc.
  (Class B)* ...................................       79,500         3,130,313
                                                                     ----------
Broker Services (0.43%)
 Raymond James Financial, Inc. .................      126,087         2,718,751
                                                                     ----------
Building (0.30%)
 Crossmann Communities, Inc.* ..................       72,300         1,897,875
                                                                     ----------
Business Services - Misc. (11.32%)
 Abacus Direct Corp.* ..........................       83,500         6,179,000
 Charles River Associates, Inc.* ...............      138,000         3,036,000
 Coinstar, Inc.* ...............................      260,800         6,128,800
 Corporate Executive Board Co. (The)* ..........       68,200         1,918,125
 Forrester Research, Inc.* .....................      168,200         5,718,800
 INSpire Insurance Solutions, Inc.* ............      255,300         5,552,775
 MedQuist, Inc.* ...............................      143,000         4,897,750
 META Group, Inc. * ............................      135,200         1,233,700
 Metro Networks, Inc.* .........................      101,596         4,571,820
 Metzler Group, Inc. (The)* ....................      121,550         3,388,206
 Modem Media Poppe Tyson, Inc.* ................       75,500         2,661,375
 Nielsen Media Research, Inc.* .................      185,000         5,064,375
 On Assignment, Inc.* ..........................      145,900         4,422,594
 ProBusiness Services, Inc.* ...................      139,650         5,009,944
 Professional Detailing, Inc.* .................      109,000         3,133,750


                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     -----

Business Services - Misc. (continued)
 Profit Recovery Group International, Inc.
  (The)* .......................................      129,200        $4,715,800
 Quanta Services, Inc.* ........................      151,800         4,373,737
 topjobs.net Plc, American Depositary
 Receipts (United Kingdom)* ....................       29,700           421,369
                                                                     ----------
                                                                     72,427,920
                                                                     ----------
Computers (21.30%)
 AboveNet Communications, Inc.* ................       63,100         5,402,937
 Advent Software, Inc.* ........................       72,000         4,437,000
 AnswerThink Consulting Group, Inc.* ...........      155,500         3,450,156
 Apex PC Solutions, Inc.* ......................      219,750         3,653,344
 AppliedTheory Corp.* ..........................        4,600            94,300
 Aspect Development, Inc.* .....................      174,700         1,910,781
 autobytel.com, Inc.* ..........................       38,700         1,161,000
 BARRA, Inc.* ..................................       42,650           834,341
 BindView Development Corp.* ...................      153,900         3,308,850
 BMC Software, Inc.* ...........................       39,000         1,679,437
 Bottomline Technologies, Inc.* ................       26,500         1,550,250
 Cognizant Technology Solutions Corp.* .........      155,800         3,495,762
 Concentric Network Corp. * ....................       71,500         5,970,250
 Critical Path, Inc.* ..........................        8,100           805,950
 Dendrite International, Inc.* .................      103,100         2,667,713
 Exodus Communications, Inc.* ..................       61,800         5,569,725
 Extreme Networks, Inc.* .......................        7,300           404,694
 Fundtech Ltd. (Israel)* .......................      210,000         7,231,875
 IMRglobal Corp.* ..............................      155,700         2,685,825
 Informatica Corp.* ............................        4,800           135,600
 International Network Services, Inc.* .........       93,550         3,554,900
 Intraware, Inc.* ..............................       46,000         1,408,750
 iVillage, Inc.* ...............................        4,600           363,400
 Marimba, Inc.* ................................        2,200           133,650
 Micromuse, Inc. * .............................      126,800         4,366,675
 MiningCo.com, Inc.* ...........................        3,900           255,450
 Mpath Interactive, Inc.* ......................       30,600         1,204,875
 Multex.com, Inc.* .............................      116,700         5,018,100
 National Computer Systems, Inc. ...............      167,700         4,695,600
 National Instruments Corp.* ...................       86,050         2,925,700
 NEON Systems, Inc.* ...........................        7,450           312,900
 Net Perceptions, Inc.* ........................        4,300           113,412
 Network Appliance, Inc.* ......................      125,600         6,319,250
 ONYX Software Corp.* ..........................        7,000           163,625
 pcOrder.com, Inc.* ............................       47,100         2,911,369


                       SEE NOTES TO FINANCIAL STATEMENTS

===============================FINANCIAL STATEMENTS=============================

                   John Hancock Funds - Small Cap Growth Fund


                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     -----

Computers (continued)
 Prodigy Communications Corp.* .................       86,800        $2,332,750
 Proxicom, Inc.* ...............................       12,400           278,225
 PSINet, Inc.* .................................       79,100         3,994,550
 Razorfish, Inc.* ..............................        1,400            60,900
 RealNetworks, Inc.* ...........................       17,900         3,964,850
 Rhythms NetConnections, Inc.* .................       17,300         1,427,250
 Sagent Technology, Inc.* ......................       81,700           776,150
 SCM Microsystems, Inc.* .......................       66,900         4,407,037
 SEI Investments Co. ...........................       17,000         1,615,000
 SOFTWORKS, Inc.* ..............................       70,000           870,625
 SportsLine USA, Inc.* .........................       87,100         3,484,000
 Sterling Commerce, Inc.* ......................       46,323         1,450,489
 USinternetworking, Inc.* ......................        4,300           219,838
 Value America, Inc.* ..........................        6,900           272,119
 Verio, Inc.* ..................................      110,800         7,866,800
 VerticalNet, Inc.* ............................       22,100         2,508,350
 Vignette Corp.* ...............................       12,500         1,187,500
 WebTrends Corp.* ..............................        5,400           286,875
 Whittman-Hart, Inc.* ..........................      255,200         7,209,400
 Wind River Systems, Inc.* .....................      123,700         1,855,500
                                                                     ----------
                                                                    136,265,654
                                                                    -----------
Consumer Products Misc. (0.21%)
 Select Comfort Corp.* .........................       84,000         1,359,750
                                                                     ----------
Containers (0.15%)
 Ivex Packaging Corp.* .........................       50,000           984,375
                                                                     ----------
Electronics (8.52%)
 ATMI, Inc.* ...................................      160,900         3,700,700
 Credence Systems Corp.* .......................      154,300         3,963,581
 DuPont Photomasks, Inc.* ......................       80,000         3,500,000
 Flextronics International Ltd.* ...............      104,000         4,855,500
 KLA-Tencor Corp.* .............................       40,000         1,985,000
 L-3 Communications Holdings, Inc.* ............       21,400         1,044,588
 Level One Communications, Inc.* ...............       78,925         4,054,772
 Micrel, Inc.* .................................       71,200         4,191,900
 Microwave Power Devices, Inc.* ................      240,000         3,075,000
 Novellus Systems, Inc.* .......................       50,400         2,381,400
 PLX Technology, Inc.* .........................      140,100         2,714,437
 PMC-Sierra, Inc. (Canada)* ....................       27,200         2,607,800
 Powerwave Technologies, Inc. * ................      151,300         4,595,737
 PRI Automation, Inc.* .........................      111,100         2,756,669
 QLogic Corp. * ................................       81,800         5,720,888
 Semtech Corp.* ................................      103,600         3,379,950
                                                                     ----------
                                                                     54,527,922
                                                                     ----------

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     -----

Finance (3.33%)
 Affiliated Managers Group, Inc.* ..............      118,400        $3,441,000
 AmeriCredit Corp.* ............................      217,700         3,605,656
 Medallion Financial Corp. .....................      270,800         4,569,750
 Metris Cos., Inc. .............................       62,400         3,814,200
 Price (T. Rowe) Associates, Inc. ..............       39,500         1,488,656
 TeleBanc Financial Corp.* .....................       42,200         4,372,975
                                                                     ----------
                                                                     21,292,237
                                                                     ----------
Food (0.89%)
 American Italian Pasta Co. (Class A)* .........      212,300         5,705,562
                                                                     ----------
Insurance (0.70%)
 Executive Risk, Inc. ..........................       24,200         1,736,350
 Horace Mann Educators Corp. ...................       86,800         1,974,700
 Medical Assurance, Inc.* ......................       28,750           790,625
                                                                     ----------
                                                                      4,501,675
                                                                     ----------
Leisure (3.24%)
 Cinar Films, Inc. (Class B) (Canada)* .........      235,000         4,905,625
 Imax Corp. (Canada)* ..........................      160,000         3,030,000
 Premier Parks, Inc.* ..........................      189,800         6,559,962
 Steiner Leisure Ltd.* .........................      195,500         6,207,125
                                                                     ----------
                                                                     20,702,712
                                                                     ----------
Linen Supply & Related (0.59%)
 G & K Services, Inc. (Class A) ................       81,000         3,786,750
                                                                     ----------
Machinery (0.53%)
 Applied Power, Inc. (Class A) .................      106,800         3,370,875
                                                                     ----------
Media (6.40%)
 Adelphia Communications Corp.
  (Class A)* ...................................      114,000         7,780,500
 Citadel Communications Corp.* .................      155,800         4,362,400
 Clear Channel Communications, Inc.* ...........       56,414         3,920,773
 Cumulus Media, Inc. (Class A) * ...............      150,000         2,428,125
 Entercom Communications Corp.* ................       30,600         1,136,025
 Harte-Hanks, Inc. .............................      141,800         3,580,450
 Heftel Broadcasting Corp. (Class A)* ..........       73,000         3,969,375
 Network Event Theater, Inc.* ..................      369,800         5,431,437
 Pegasus Communications Corp.* .................      143,500         5,883,500
 Wiley (John) & Sons, Inc. (Class A) ...........       59,700         2,414,119
                                                                     ----------
                                                                     40,906,704
                                                                     ----------
Medical (6.59%)
 Alkermes, Inc.* ...............................      156,900         4,197,075
 CLOSURE Medical Corp.* ........................       59,600         1,922,100
 Gilead Sciences, Inc.* ........................       80,600         3,712,637
 HCR Manor Care, Inc.* .........................       40,950         1,136,363
 Human Genome Sciences, Inc.* ..................       51,000         1,887,000

                       SEE NOTES TO FINANCIAL STATEMENTS

===============================FINANCIAL STATEMENTS=============================

                   John Hancock Funds - Small Cap Growth Fund


                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     -----

Medical (continued)
 IDEC Pharmaceuticals Corp.* ...................      106,700        $5,415,025
 Inhale Therapeutic Systems, Inc.* .............      148,900         4,280,875
 Millennium Pharmaceuticals, Inc.* .............       55,000         2,045,313
 MiniMed, Inc.* ................................       87,600         5,475,000
 Perclose, Inc.* ...............................      109,600         4,164,800
 Pharmacyclics, Inc.* ..........................      151,900         2,164,575
 Renal Care Group, Inc.* .......................      175,900         3,671,912
 Res-Care, Inc.* ...............................      114,050         2,109,925
                                                                     ----------
                                                                     42,182,600
                                                                     ----------
Metal (0.11%)
 NCI Building Systems, Inc.* ...................       28,400           683,375
                                                                     ----------
Oil & Gas (1.02%)
 Dril-Quip, Inc.* ..............................       89,900         2,191,313
 J. Ray McDermott, S.A.* .......................       46,700         1,471,050
 Newfield Exploration Co.* .....................       90,200         2,424,125
 Veritas DGC, Inc.* ............................       22,350           452,588
                                                                     ----------
                                                                      6,539,076
                                                                     ----------
Pollution Control (0.80%)
 Newpark Resources, Inc.* ......................      201,200         1,848,525
 Tetra Tech, Inc.* .............................      133,900         3,238,706
                                                                     ----------
                                                                      5,087,231
                                                                     ----------
Printing - Commercial (0.77%)
 Consolidated Graphics, Inc.* ..................       60,400         2,574,550
 Mail-Well, Inc.* ..............................      178,800         2,335,575
                                                                     ----------
                                                                      4,910,125
                                                                     ----------
Retail (12.23%)
 99 Cents Only Stores* .........................       95,062         4,479,797
 Abercrombie & Fitch Co. (Class A)* ............       56,600         5,384,075
 Applebee's International, Inc. ................      147,050         3,795,728
 bebe stores, Inc.* ............................      128,200         4,871,600
 Buca, Inc.* ...................................       42,500           770,313
 CSK Auto Corp.* ...............................      189,500         4,737,500
 CVS Corp.* ....................................       43,000         2,047,875
 Duane Reade, Inc.* ............................       93,000         2,493,562
 Ethan Allen Interiors, Inc. ...................       77,500         3,928,281
 Garden Fresh Restaurant Corp.* ................      145,500         2,364,375
 Insight Enterprises, Inc.* ....................      124,400         3,358,800
 Linens ON Things, Inc.* .......................      135,000         6,176,250
 Lowe's Cos., Inc. .............................       56,136         2,961,174
 Noodle Kidoodle, Inc.* ........................      277,200         1,975,050
 O'Reilly Automotive, Inc.* ....................       98,000         4,483,500
 P.F. Chang's China Bistro, Inc.* ..............       96,200         2,429,050
 Pacific Sunwear of California, Inc.* ..........      144,800         5,371,182
 Starbucks Corp.* ..............................      106,600         3,937,538



                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     -----

Retail (continued)
 Wet Seal, Inc. (The) (Class A)* ...............      105,600        $4,303,200
 Whole Foods Market, Inc.* .....................       98,900         3,857,100
 Wild Oats Markets, Inc.* ......................      163,700         4,532,444
                                                                     ----------
                                                                     78,258,394
                                                                     ----------
Schools/Education (1.77%)
 Education Management Corp.* ...................      170,400         3,397,350
 ITT Educational Services, Inc.* ...............      172,150         4,228,434
 Strayer Education, Inc. .......................      106,750         3,696,219
                                                                     ----------
                                                                     11,322,003
                                                                     ----------
Telecommunications (10.07%)
 Allegiance Telecom, Inc.* .....................      160,000         7,360,000
 Com21, Inc.* ..................................      139,400         4,338,825
 Crown Castle International Corp.* .............      282,300         5,398,987
 Global TeleSystems Group, Inc.* ...............       57,200         3,782,350
 Intermedia Communications, Inc.* ..............      207,200         6,669,250
 Launch Media, Inc.* ...........................      152,700         3,855,675
 Metromedia Fiber Network, Inc.
  (Class A)* ...................................       90,000         7,582,500
 NEXTLINK Communications, Inc.
  (Class A)* ...................................      119,000         8,716,750
 Qwest Communications International,
 Inc.* .........................................       40,089         3,425,104
 RF Micro Devices, Inc.* .......................      128,300         7,168,762
 Tellabs, Inc.* ................................       30,000         3,282,187
 WinStar Communications, Inc.* .................       58,500         2,844,562
                                                                     ----------
                                                                     64,424,952
                                                                     ----------
Textile (0.63%)
 Cutter & Buck, Inc.* ..........................      155,300         4,018,388
                                                                     ----------
Transport (2.40%)
 Eagle USA Airfreight, Inc.* ...................      124,900         4,558,850
 Expeditors International of Washington,
 Inc. ..........................................       90,000         5,456,250
 Forward Air Corp.* ............................       99,450         2,212,763
 MotivePower Industries, Inc.* .................      184,500         3,148,031
                                                                     ----------
                                                                     15,375,894
                                                                     ----------
Waste Disposal Service & Equip. (0.78%)
 Waste Connections, Inc.* ......................      189,100         4,987,513
                                                                     ----------
                             TOTAL COMMON STOCKS
                             (Cost $411,181,952)      (98.95%)      632,989,690
                                                     --------       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

===============================FINANCIAL STATEMENTS=============================

                   John Hancock Funds - Small Cap Growth Fund


                                       INTEREST      PAR VALUE        MARKET
ISSUER, DESCRIPTION                      RATE      (000s OMITTED)     VALUE
-------------------                      ----      --------------     -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.12%)
 Investment in a joint repurchase
  agreement transaction with
  SBC Warburg, Inc. - Dated
  04-30-99, due 05-03-99
  (Secured by U.S. Treasury Bonds,
  6.625% thru 9.25%, due
  02-15-16 thru 02-15-27 and
  U.S. Treasury Note, 5.625%
  due 04-30-00) - Note A ...........     4.89%         $13,571      $13,571,000
                                                                    -----------
Corporate Savings Account (0.00%)
 Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.00% .........................                              217
                                                                    -----------
                  TOTAL SHORT-TERM INVESTMENTS          (2.12%)      13,571,217
                                                      --------      -----------
                             TOTAL INVESTMENTS        (101.07%)     646,560,907
                                                      --------      -----------
             OTHER ASSETS AND LIABILITIES, NET          (1.07%)      (6,832,735)
                                                      --------      -----------
                              TOTAL NET ASSETS        (100.00%)    $639,728,172
                                                      ========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.


                       SEE NOTES TO FINANCIAL STATEMENTS

============================NOTES TO FINANCIAL STATEMENTS=======================

                   John Hancock Funds - Small Cap Growth Fund


(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Series Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series portfolios: John Hancock Small Cap Growth Fund (the "Fund") and John Hancock Global Technology Fund. Prior to June 1, 1999, the Fund was known as John Hancock Emerging Growth Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to seek long-term growth of capital through investing in emerging companies (market capitalization of less than $1 billion).

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.


EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily

============================NOTES TO FINANCIAL STATEMENTS=======================

                   John Hancock Funds - Small Cap Growth Fund


identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The maximum loan balance during the period amounted to $11,740,817. The annualized interest rate charged during the period ranged from 5.2500% thru 5.8125%. At April 30, 1999, there were no outstanding borrowings.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

         The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

         Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.


NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.75% of Fund's average daily net asset value.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1999, net sales charges received with regard to sales of Class A shares amounted to $232,063. Out of this amount, $32,359 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $165,016 was paid as sales commissions to unrelated broker-dealers and $34,688 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

         Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of

============================NOTES TO FINANCIAL STATEMENTS=======================

                   John Hancock Funds - Small Cap Growth Fund


Class B shares. For the period ended April 30, 1999, contingent deferred sales charges paid to JH Funds amounted to $521,472.

         Class C shares which are redeemed within one year of purchase will be subject to a contingent deferred sales charge ("CDSC") at a rate of 1.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended April 30, 1999, contingent deferred sales charges paid to JH Funds amounted to $225.

         In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1999, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $4,976.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1999, aggregated $313,147,186 and $379,249,453, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1999.

         The cost of investments owned at April 30, 1999 (excluding the corporate savings account) for federal income tax purposes was $424,813,613. Gross unrealized appreciation and depreciation of investments aggregated $238,255,950 and $16,508,873, respectively, resulting in net unrealized appreciation of $221,747,077.

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                         --------------
       A Global Investment Management Firm                           Bulk Rate
                                                                   U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                           PAID
1-800-225-5291  1-800-554-6713 (TDD)                               Randolph, MA
INTERNET: www.jhancock.com/funds                                   Permit No. 75
                                                                  --------------












--------------------------------------------------------------------------------

         This report is for the information of shareholders of the John Hancock Small Cap Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[LOGO] Printed on Recycled Paper                                      600SA 4/99
                                                                            6/99

                          The latest report from your
                             Fund's management team


                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]




                                     Global
                                Technology Fund


                                 APRIL 30, 1999



                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                     --------------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                Stephen L. Brown
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                Barry J. Gordon
                                   President
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                        Investors Bank and Trust Company
                              200 Clarendon Street
                        Boston, Massachusetts 02116-5072

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             SUB-INVESTMENT ADVISER
                          American Fund Advisors, Inc.
                               1415 Kellum Place
                             Garden City, NY 11530

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803
                    ---------------------------------------

================================================================================

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing. These modifications and replacements are nearly done, and the tests of all our systems are on schedule for completion by the end of July. The rest of 1999 will be spent testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/s/Edward J. Boudreau, Jr.
-------------------------------------------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================


          By Barry J. Gordon and Marc H. Klee, CFA, Portfolio Managers

                                  John Hancock
                             Global Technology Fund

           Technology stocks lead market's advance in last six months
           ----------------------------------------------------------


After two months of severely underperforming the stock market as a whole, technology stocks came roaring back to life in the past six months. A large part of their success stemmed from their cheap valuations compared to other industry sectors. Investors had severely punished technology stocks in the summer of 1998 when it appeared that the world was on the brink of an economic crisis. By January 1999, however, the U.S. economy continued to grow at a healthy, yet non-inflationary pace, and the global economy was perceived to be on the mend.

         Another powerful source behind the surge in tech stocks was the continuing Internet explosion. Selling goods to the public over the Internet is already an $8 billion business. Given the enormous growth potential of this industry, investors seemingly couldn't get enough of Internet and related companies, sending their share prices skyrocketing.

Internet connects

For the six months ended April 30, 1999, John Hancock Global Technology Fund's Class A and Class B shares posted total returns of 70.05% and 69.53%, respectively, at net asset value. Those returns were well ahead of the average science and technology fund's 60.35% return, according to Lipper, Inc.1 The Fund's Class C shares, which were launched on March 1, 1999, returned 19.02% for the first two months of operations. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Global Technology Fund. Caption below reads "Global Technology Fund management team members (l-r): "Barry Gordan, Marc Klee and Alan Loewenstein."]
--------------------------------------------------------------------------------

"...technology stocks came roaring back to life in the past six months."

================================================================================

                  John Hancock Funds - Global Technology Fund


"Not surprisingly, our Internet-related holdings were among our best performers..."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is America Online 7.2%, the second is EMC Corp. 4.0%, the third
Cisco Systems 3.8%, the fourth Microsoft 3.4% and the fifth Dell Computer 3.0%. A note below the table reads "As a percentage of net assets on April 30, 1999."]
--------------------------------------------------------------------------------

         Not surprisingly, our Internet-related holdings were among our best performers during the period. America Online (AOL), which was also our largest position throughout the period, continued to prosper. As the country's largest Internet service provider, AOL dominated its competitors by signing up millions of new customers and making deals with many advertisers and users. As AOL's share price doubled, and then tripled, we pared back our holdings. Even though we believe it has a great franchise and will continue to enjoy tremendous growth, we don't want the portfolio's performance to be overly reliant on the performance of any one or even a handful of stocks. Our holding in networking company Cisco Systems was also quite rewarding. Its stock nearly doubled during the period, a reflection of the tremendous benefits bestowed on companies that provide goods and services needed to accommodate the rise of the Internet. Other strong performers were Metromedia Fiber Network and Global Crossing,

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is America Online followed by an up arrow with the phrase "Growth in subscriber/advertising revenues." The second listing is Microsoft followed by an up arrow with the phrase "Continued dominance of PC software industry." The third listing is Network Associates followed by a down arrow with the phrase "Regulatory scrutiny/disappointing earnings." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

both of which more than tripled in price during the past six months. These companies offer bandwidth, which refers to the data transmission capacity of a network. Finally, we saw gains in excess of 200% each from RealNetworks, which provides software and services enabling PC users to send and receive "real-time" media; DoubleClick, which provides services for Internet advertisers and Inktomi, developer and marketer of Internet software.

         Beyond Internet-related companies, there were significant gains from other segments of the technology group as well. Software giant Microsoft enjoyed solid returns as it dominated the world's software market. Adjusting for a two-for-one stock split, Microsoft shares gained more than 70%. Our holdings in information storage companies EMC Corp. and Network Appliance also did quite well, in part because of the realization that there is a rapidly growing need for storage, in part due to the Internet.

         The rising technology tide didn't lift all boats, however. Our holdings in software security company Network Associates proved to be very disappointing. Its shares plummeted when it came under scrutiny for accounting policies, followed by news that its first quarter 1999 earnings were much lower than expected. Enterprise software companies were particularly poor performers during this time frame, due to fears that Y2K would dampen software spending for the balance of 1999. Because we believe those fears were overblown and that enterprise stocks were oversold for the most part, we added to our holdings in BMC Software and Compuware at what we viewed as very attractive prices. That said, we reduced our holdings in Computer Associates International because of company-specific problems.

================================================================================

                  John Hancock Funds - Global Technology Fund


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1999." The chart is scaled in increments of 10% with 0% at the bottom and 80% at the top. The first bar represents the 70.05% total return for John Hancock Global Technology Fund Class A. The second bar represents the 69.53% total return for John Hancock Global Technology Fund Class B. The third bar represents the 19.02%* total return for John Hancock Global Technology Fund Class C. The fouth bar represents the 60.35% total return for Average science and technology fund. A note below the chart reads "Total returns for John Hancock Global Technology Fund are at net asset value with all distributions reinvested. The average science and technology fund is tracked by Lipper, Inc. See the following two pages for historical performance information. *From inception March 1, 1999 through April 30, 1999."]
--------------------------------------------------------------------------------

Broadening out

We've recently added to our stake in small and mid-sized technology companies. That's where we found some of the better bargains, with many small and medium-sized stocks offering significantly more attractive valuations than their larger-company counterparts. In addition, we think that the good performance enjoyed by larger tech companies will spill over to the small and mid-sized companies in the not-so-distant future. During the past six months we added several small semiconductor equipment companies, including Applied Science & Technology, ASM Lithography Holding and Veeco Instruments, to the portfolio. In the computer services area we added to positions in Mercury Interactive and Fundtech.

Outlook

The faster and the higher it climbed, the more volatile the technology sector became during the past six months. We wouldn't be surprised if that trend continued for a while, punctuated by periods when technology stocks fall back for short periods of time. However, we believe that technology stocks will continue to outperform the overall stock market during the next six to 12 months. That said, we think the magnitude of that outperformance will be much more moderate than we've witnessed over the past six months. Much of the valuation discrepancy that existed prior to the beginning of the period has been erased by the huge gains technology stocks recently have enjoyed. Looking ahead, technology stocks will need to post continued earnings and profit growth in order to stay ahead of the overall market. And on those counts, we remain quite optimistic. First-quarter earnings for the technology group were significantly stronger than earnings posted by other sectors. With no signs that the demand for technology will diminish, we think earnings growth will remain strong.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"...we believe that technology stocks will continue to outperform the overall stock market..."

================================================================================

                  John Hancock Funds - Global Technology Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Technology Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Different sales charge schedules for Class A shares were in effect prior to March 1987 and are not reflected in the performance information. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting, before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                   ONE      FIVE     TEN
                                                   YEAR     YEARS    YEARS
                                                  -------  -------  --------
Cumulative Total Returns                          43.61%   221.53%  472.06%
Average Annual Total Returns                      43.61%    26.31%   19.05%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                                       SINCE
                                                   ONE      FIVE     INCEPTION
                                                   YEAR     YEARS    (1/3/94)
                                                  -------  -------   --------

Cumulative Total Returns                          45.13%   224.43%  235.28%
Average Annual Total Returns                      45.13%    26.54%   25.98%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                                       SINCE
                                                                     INCEPTION
                                                                     (3/1/99)
                                                                     ---------

Cumulative Total Return                                              11.90%
Average Annual Total Return                                          11.90%(1)

Notes to Performance

(1) Not annualized.

================================================================================

                  John Hancock Funds - Global Technology Fund


--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Global Technology Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index - an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Global Technology Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Technology Fund on October 31, 1988, before sales charge, and is equal to $66,236 as of April 30, 1999. The second line represents the Standard & Poor's 500 Stock Index and is equal to $62,918. The third line represents the value of the same hypothetical investment made in the John Hancock Global Technology Fund, after sales charge, and is equal to $63,281 as of April 30, 1999.

Line chart with the heading John Hancock Global Technology Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Technology Fund on January 3, 1994, after sales charge, and is equal to $35,452 as of April 30, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Global Technology Fund on January 3, 1994, before sales charge, and is equal to $35,352 as of April 30, 1999. The third line represents the Standard & Poor's 500 Stock Index and is equal to $32,035.

Line chart with the heading John Hancock Global Technology Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Technology Fund on March 1, 1999, before sales charge, and is equal to $11,902 as of April 30, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Global Technology Fund, after sales charge, and is equal to $11,802 as of April 30, 1999. The third line represents the Standard & Poor's 500 Stock Index and is equal to $10,803.
--------------------------------------------------------------------------------

=============================FINANCIAL STATEMENTS===============================

                  John Hancock Funds - Global Technology Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Common stocks (cost - $317,722,726)....................        $563,549,681
  Preferred stocks (cost - $1,499,999) ..................           1,499,999
  Bonds (cost - $478,773) ...............................             557,670
  Joint repurchase agreement (cost - $67,814,000) .......          67,814,000
  Corporate savings account .............................             148,324
                                                              ---------------
                                                                  633,569,674
 Receivable for investments sold ........................           6,473,551
 Receivable for shares sold .............................           2,083,390
 Dividends receivable ...................................                 244
 Receivable for option premiums - Note A ................             188,450
 Interest receivable ....................................              14,004
 Other assets ...........................................              24,436
                                                              ---------------
                               Total Assets .............         642,353,749
                               ----------------------------------------------
Liabilities:
 Payable for investments  purchased .....................          15,449,014
 Written options  outstanding,  at value
  (proceeds  $795,308)  - Note A ........................             404,063
 Payable  for  shares  repurchased ......................             794,586
 Payable to John Hancock  Advisers,  Inc.
  and affiliates - Note B ...............................              24,435
 Accounts payable and accrued expenses ..................             452,990
                                                              ---------------
                               Total Liabilities ........          17,125,088
                               ----------------------------------------------
Net Assets:
 Capital paid-in ........................................         332,153,119
 Accumulated net realized gain on investments and
  written options .......................................          48,947,143
 Net unrealized appreciation of investments and
  written options .......................................         246,298,784
 Accumulated net investment loss ........................          (2,170,385)
                                                              ---------------
                               Net Assets ...............        $625,228,661
                               ==============================================
Net Asset Value Per Share:
 (Based on net assets and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
 Class A - $357,695,412/7,451,402 .......................              $48.00
 ============================================================================
 Class B - $266,120,210/5,801,638 .......................              $45.87
 ============================================================================
 Class C* - $1,413,039/30,806 ...........................              $45.87
 ============================================================================
 Maximum Offering Price Per Share**
 Class A - ($48.00 x 105.26%) ...........................              $50.53
 ============================================================================

 * Class C shares commenced operations on March 1, 1999.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Six months ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Interest ...............................................          $1,045,248
 Dividends ..............................................             137,438
                                                              ---------------
                                                                    1,182,686
                                                              ---------------
 Expenses:
  Investment management fee - Note B ....................           1,653,037
  Distribution and service fee - Note B
   Class A ..............................................             408,397
   Class B ..............................................             757,242
   Class C ..............................................                 796
  Transfer agent fee - Note B ...........................             374,115
  Custodian fee .........................................              36,860
  Administrative fee - Note B ...........................              36,813
  Registration and filing fees ..........................              34,104
  Auditing fee ..........................................              12,460
  Printing ..............................................               8,665
  Trustees' fees ........................................               7,139
  Miscellaneous .........................................               4,056
  Legal fees ............................................               1,638
                                                              ---------------
                               Total Expenses ...........           3,335,322
                               ----------------------------------------------
                               Net Investment Loss ......          (2,152,636)
                               ----------------------------------------------

Realized and Unrealized Gain on Investments and
  Written Options:
  Net realized gain on investments sold .................          48,550,219
  Net realized gain on written options ..................             818,046
  Change in net unrealized appreciation/depreciation
   of investments .......................................         154,666,808
  Change in net unrealized appreciation/depreciation
   of written options ...................................             381,381
                                                              ---------------
                               Net Realized and Unrealized
                               Gain on Investments and
                               written options ..........         204,416,454
                               ----------------------------------------------
                               Net Increase in Net Assets
                               Resulting from Operations         $202,263,818
                               ==============================================

                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

                  John Hancock Funds - Global Technology Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------



                                                                                                                   SIX MONTHS ENDED
                                                                                               YEAR ENDED           APRIL 30, 1999
                                                                                            OCTOBER 31, 1998          (UNAUDITED)
                                                                                           ------------------     ------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment loss .....................................................................    ($2,968,152)           ($2,152,636)
 Net realized gain on investments sold and written options ...............................      3,694,984             49,368,265
 Change in net unrealized appreciation/depreciation of investments and written options ...      7,793,056            155,048,189
                                                                                           --------------        ---------------
  Net Increase in Net Assets Resulting from Operations ...................................      8,519,888            202,263,818
                                                                                           --------------        ---------------
Distributions to Shareholders:
 Distributions from net realized gain on investments sold
  Class A - ($2.4026 and $0.2470 per share, respectively) ................................    (15,029,298)            (1,583,167)
  Class B - ($2.4026 and $0.2470 per share, respectively) ................................     (5,391,394)              (708,599)
                                                                                           --------------        ---------------
  Total Distributions to Shareholders ....................................................    (20,420,692)            (2,291,766)
                                                                                           --------------        ---------------
From Fund Share Transactions - Net: * ....................................................     26,258,682            160,999,209
                                                                                           --------------        ---------------
Net Assets:
 Beginning of period .....................................................................    249,899,522            264,257,400
                                                                                           --------------        ---------------
 End of period (including accumulated net investment loss of $17,749 and
   $2,170,385, respectively) .............................................................   $264,257,400           $625,228,661
                                                                                           ==============        ===============
* Analysis of Fund Share Transactions:

                                                                                                            SIX MONTHS ENDED
                                                                          YEAR ENDED                         APRIL 30, 1999
                                                                      OCTOBER 31, 1998                        (UNAUDITED)
                                                                  -------------------------            -------------------------
                                                                    SHARES         AMOUNT                SHARES         AMOUNT
                                                                  ----------    -----------            ------------   ----------
CLASS A
 Shares sold ...................................................   6,227,786    $173,844,000            7,472,479   $310,338,699
 Shares issued to shareholders in reinvestment of distributions      496,541      12,219,872               51,369      1,621,615
                                                                 -----------   -------------         ------------ --------------
                                                                   6,724,327     186,063,872            7,523,848    311,960,314
 Less shares repurchased .......................................  (6,302,628)   (176,502,102)          (6,618,080)  (273,384,554)
                                                                 -----------   -------------         ------------ --------------
 Net increase ..................................................     421,699      $9,561,770              905,768    $38,575,760
                                                                 ===========   =============         ============ ==============
CLASS B
 Shares sold ...................................................   2,014,046     $55,031,614            4,112,128   $166,623,644
 Shares issued to shareholders in reinvestment of distributions      197,814       4,698,077               21,790        627,109
                                                                 -----------   -------------         ------------  -------------
                                                                   2,211,860      59,729,691            4,133,918    167,250,753
 Less shares repurchased .......................................  (1,615,363)    (43,032,779)          (1,190,227)   (46,223,126)
                                                                 -----------   -------------         ------------  -------------
 Net increase ..................................................     596,497     $16,696,912            2,943,691   $121,027,627
                                                                 ===========   =============         ============  =============
CLASS C**
 Shares sold ...................................................        --            --                   31,514     $1,427,730
 Less shares repurchased .......................................        --            --                     (708)       (31,908)
                                                                 -----------   -------------         ------------  -------------
 Net increase ..................................................        --            --                   30,806     $1,395,822
                                                                 ===========   =============         ============  =============

** Class C shares commenced operations on March 1, 1999.


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

                  John Hancock Funds - Global Technology Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                                                                       YEAR ENDED
                                                         YEAR ENDED DECEMBER 31,     PERIOD FROM       OCTOBER 31,  SIX MONTHS ENDED
                                                       -------------------------- JANUARY 1, 1996 TO  -------------  APRIL 30, 1999
                                                        1993      1994     1995   OCTOBER 31, 1996(7) 1997     1998   (UNAUDITED)
                                                       ------   -------  -------- ------------------- -----   ----- ----------------

CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period ...............   $14.94  $17.45     $17.84       $24.51       $25.79    $30.05     $28.46
                                                       ------- -------   --------     --------     --------  --------   --------
 Net Investment Loss ................................    (0.21)  (0.22)(1)  (0.22)(1,2)  (0.14)(1)   (0.27)(1)  (0.28)(1)  (0.16)(1)
 Net Realized and Unrealized Gain on Investments
  and Written Options ...............................     4.92    1.87       8.53         1.42        5.76       1.09      19.95
                                                       ------- -------   --------     --------    --------   --------   --------
  Total from Investment Operations ..................     4.71    1.65       8.31         1.28        5.49       0.81      19.79
                                                       ------- -------   --------     --------    --------   --------   --------

 Less Distributions:
 Distributions from Net Realized Gain on
   Investments Sold
  and Written Options ...............................    (2.20)  (1.26)     (1.64)          --       (1.23)     (2.40)     (0.25)
                                                       ------- -------   --------     --------    --------   --------   --------
 Net Asset Value, End of Period .....................   $17.45  $17.84     $24.51       $25.79      $30.05     $28.46     $48.00
                                                       ======= =======   ========    =========    ========   ========   ========
 Total Investment Return at Net Asset Value(5) ......   32.06%   9.62%     46.53%        5.22%(7)   21.90%      3.95%     70.05%(7)
 Total Adjusted Investment Return at Net Asset Value(5)    --      --      46.41%(3)       --          --         --         --

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ...........  $41,749 $52,193   $155,001     $166,010    $184,048   $186,259   $357,695
 Ratio of Expenses to Average Net Assets ............    2.10%   2.16%      1.67%(2)     1.57%(8)    1.51%      1.50%      1.33%(8)
 Ratio of Net Investment Loss to Average Net Assets .   (1.49%) (1.25%)    (0.89%)(2)   (0.68%)(8)  (0.95%)    (0.97%)    (0.77%)(8)
 Portfolio  Turnover  Rate ..........................      86%     67%        70%          64%        104%        86%        36%


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

                  John Hancock Funds - Global Technology Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------



                                                                                                       YEAR ENDED
                                                         YEAR ENDED DECEMBER 31,     PERIOD FROM       OCTOBER 31,  SIX MONTHS ENDED
                                                       -------------------------- JANUARY 1, 1996 TO  -------------  APRIL 30, 1999
                                                        1994 (4)           1995   OCTOBER 31, 1996(6) 1997     1998   (UNAUDITED)
                                                       ------            -------- ------------------- -----   ----- ----------------

CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period ..............    $17.24            $17.68        $24.08      $25.20    $29.12      $27.29
                                                    ----------        ----------    ----------  ---------- ---------  ----------
 Net Investment Loss(1) ............................     (0.35)            (0.39)(2)     (0.28)      (0.45)    (0.45)      (0.27)
 Net Realized and Unrealized Gain on Investments and
  Written Options ..................................      2.05              8.43          1.40        5.60      1.02       19.10
                                                    ----------        ----------    ----------  ---------- ---------  ----------
  Total from Investment Operations .................      1.70              8.04          1.12        5.15      0.57       18.83
                                                    ----------        ----------    ----------  ---------- ---------  ----------
 Less Distributions:
 Distributions from Net Realized Gain on
  Investments Sold and Written Options .............     (1.26)            (1.64)           --       (1.23)    (2.40)      (0.25)
                                                    ----------        ----------    ----------  ---------- ---------  ----------
 Net Asset Value, End of Period ....................    $17.68            $24.08        $25.20      $29.12    $27.29      $45.87
                                                    ==========        ==========    ==========  ========== =========  ==========
 Total Investment Return at Net Asset Value(5) .....    10.02%(7)         45.42%         4.65%(7)   21.04%     3.20%      69.53%(7)
 Total Adjusted Investment Return at Net Asset Value(5)    --             45.30%(3)        --          --        --          --

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ..........    $9,324           $35,754       $50,949     $65,851   $77,999    $266,120
 Ratio of Expenses to Average Net Assets ...........     2.90%(8)          2.41%(2)      2.27%(8)    2.21%     2.20%       1.99%(8)
 Ratio of Net Investment Loss to Average Net Assets     (1.98%)(8)        (1.62%)(2)    (1.38%)(8)  (1.65%)   (1.67%)     (1.42%)(8)
 Portfolio Turnover Rate ...........................       67%               70%           64%        104%       86%         36%


                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

                  John Hancock Funds - Global Technology Fund



Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                 PERIOD FROM
                                                                 MARCH 1, 1999
                                                               (COMMENCEMENT OF
                                                                 OPERATIONS) TO
                                                                APRIL 30, 1999
                                                                  (UNAUDITED)
                                                               -----------------

CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period .......................        $38.54
                                                                 ----------
 Net Investment Loss(1) .....................................         (0.09)
 Net Realized and Unrealized Gain on Investments and
  Written Options ...........................................          7.42
                                                                 ----------
  Total from Investment Operations ..........................          7.33
                                                                 ----------
 Net Asset Value, End of Period .............................        $45.87
                                                                 ==========
 Total Investment Return at Net Asset Value(5) ..............        19.02%(7)
 Total Adjusted Investment Return at Net Asset Value(5) .....           --

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ...................        $1,413
 Ratio of Expenses to Average Net Assets ....................         2.03%(8)
 Ratio of Net Investment Loss to Average Net Assets .........        (1.37%)(8)
 Portfolio Turnover Rate ....................................           36%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Reflects voluntary fee reductions and expense limitations in effect during the year ended December 31, 1995. As a result of such fee reductions, expenses of Class A and Class B shares of the Fund reflect reductions of $0.02 and $0.03 per share, respectively. Absent such reductions the ratio of expenses to average net assets would have been 1.79% and 2.53% for Class A and Class B shares, respectively, and the ratio of net investment loss to average net assets would have been (1.01%) and (1.74%) for Class A and Class B shares, respectively.
(3) An estimated total return calculation which takes into consideration fees and expenses waived or borne by the Adviser during the periods shown.
(4) Class B shares commenced operations on January 3, 1994.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charge.
(6) Effective October 31, 1996 the fiscal period end changed from December 31 to October 31.
(7) Not annualized.
(8) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

                  John Hancock Funds - Global Technology Fund


Schedule of Investments
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Global Technology Fund on April 30, 1999. It's divided into four main categories: common stocks, preferred stocks, bonds and short-term investments. The common and preferred stocks and bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                      MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES      VALUE
-------------------                             ----------------      -----

COMMON STOCKS
Aerospace/Aircraft Equipment (1.74%)
 United Technologies Corp. ...................       75,000        $10,865,625
                                                                   -----------
Business Services - Misc. (0.15%)
 Modem Media Poppe Tyson, Inc.* ..............       14,650            516,412
 topjobs.net Plc, American Depositary Receipt
  (ADR) (United Kingdom)* ....................       29,400            417,113
                                                                   -----------
                                                                       933,525
                                                                   -----------
Computer - Graphics (1.10%)
 Cadence Design Systems, Inc.* ...............      300,000          4,068,750
 Synopsys, Inc.* .............................       60,000          2,827,500
                                                                   -----------
                                                                     6,896,250
                                                                   -----------
Computer - Internet Services (21.39%)
 AboveNet Communications, Inc.* ..............       75,000          6,421,875
 America Online, Inc.*(w) ....................      315,000         44,966,250
 DoubleClick, Inc.*(w) .......................       70,000          9,786,875
 EarthLink Network, Inc.* ....................      125,000          8,617,187
 Exodus Communications, Inc.*(w) .............      150,000         13,518,750
 Inktomi Corp.* ..............................       80,000          9,580,000
 iVillage, Inc.* .............................        4,100            323,900
 Launch Media, Inc.* .........................       45,000          1,136,250
 MindSpring Enterprises, Inc.*(w) ............       71,300          6,911,644
 Multex.com, Inc.* ...........................       50,000          2,150,000
 NetGravity, Inc.* ...........................       80,000          3,235,000
 pcOrder.com, Inc.* ..........................        2,550            157,622
 Proxicom, Inc. ..............................       25,050            562,059
 RealNetworks, Inc.*(w) ......................       60,000         13,290,000
 Yahoo! Inc.*(w) .............................       75,000         13,101,563
                                                                   -----------
                                                                   133,758,975
                                                                   -----------
Computer - Mainframe (1.17%)
 International Business Machines Corp. .......       35,000          7,321,562
                                                                   -----------


                                                                      MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES      VALUE
-------------------                             ----------------      -----

Computer - Memory Devices (6.58%)
 EMC Corp.* ..................................      230,000        $25,055,625
 Network Appliance, Inc.* ....................      120,000          6,037,500
 Quantum Corp.* ..............................      250,000          4,468,750
 Seagate Technology, Inc.* ...................      200,000          5,575,000
                                                                   -----------
                                                                    41,136,875
                                                                   -----------
Computer - Mini/Micro (3.86%)
 Compaq Computer Corp. .......................      250,000          5,578,125
 Dell Computer Corp.* ........................      451,000         18,575,562
                                                                   -----------
                                                                    24,153,687
                                                                   -----------
Computer - Services (3.10%)
 AppliedTheory Corp.* ........................        4,500             92,250
 Fundtech Ltd. (Israel)* .....................      150,000          5,165,625
 Intraware, Inc.* ............................       12,250            375,156
 Marimba, Inc.* ..............................        2,300            139,725
 Mercury Interactive Corp. * .................      275,000          7,751,562
 NEON Systems, Inc.* .........................        5,700            239,400
 Novell, Inc.* ...............................      250,000          5,562,500
 Razorfish, Inc.* ............................        1,100             47,850
                                                                   -----------
                                                                    19,374,068
                                                                   -----------
Computer - Software (14.00%)
 BEA Systems, Inc.* ..........................      175,000          2,646,875
 BMC Software, Inc.* .........................      200,000          8,612,500
 CBT Group Plc (ADR) (Ireland)* ..............      150,000          2,325,000
 Computer Associates International, Inc. .....      150,000          6,403,125
 Compuware Corp.* ............................      300,000          7,312,500
 Citrix Systems, Inc.* .......................      100,000          4,250,000
 Digital Lava, Inc.* (r) .....................       16,667            136,357
 i2 Technologies, Inc.* ......................      275,000          9,315,625
 Keane, Inc.* ................................      150,000          3,721,875
 Microsoft Corp.* ............................      260,000         21,141,250
 Mpath Interactive, Inc.* ....................        8,650            340,594
 Network Associates, Inc.* ...................      180,000          2,385,000
 Oracle Corp.* ...............................      150,000          4,059,375
 Parametric Technology Corp.* ................      175,000          2,285,938
 Sagent Technology, Inc.* ....................      100,000            950,000
 Unisys Corp.* ...............................      250,000          7,859,375
 Wang Laboratories, Inc.* ....................      150,000          3,759,375
                                                                   -----------
                                                                    87,504,764
                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

                  John Hancock Funds - Global Technology Fund


                                                                      MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES      VALUE
-------------------                             ----------------      -----

Electronics - Components Misc. (2.24%)
 SCI Systems, Inc.* ..........................      150,000         $5,709,375
 Sanmina Corp.* ..............................      125,000          8,296,875
                                                                   -----------
                                                                    14,006,250
                                                                   -----------
Electronics - Semiconductor Components (13.66%)
 ASM Lithography Holding N.V.
  (Netherlands)* .............................      200,000          7,800,000
 Altera Corp.* ...............................      140,000         10,115,000
 Analog Devices, Inc.* .......................      200,000          7,025,000
 Applied Materials, Inc.* ....................      180,000          9,652,500
 Applied Science & Technology, Inc.* .........      300,000          4,256,250
 Cypress Semiconductor Corp.* ................      250,000          2,562,500
 Intel Corp. .................................      100,000          6,118,750
 KLA-Tencor Corp.* ...........................      125,000          6,203,125
 Novellus Systems, Inc.* .....................      125,000          5,906,250
 PLX Technology, Inc.* .......................       30,000            581,250
 PRI Automation, Inc.* .......................      120,000          2,977,500
 Taiwan Semiconductor Manufacturing Co.,
  Ltd. (ADR) (Taiwan)* .......................      300,000          7,200,000
 Veeco Instruments, Inc.* ....................      150,000          5,775,000
 Vitesse Semiconductor Corp.* ................      200,000          9,262,500
                                                                   -----------
                                                                    85,435,625
                                                                   -----------
Media - Radio/TV (0.98%)
 Antenna TV S.A. (ADR) (Greece)* .............       10,000            117,500
 Infinity Broadcasting Corp. (Class A)* ......      200,000          5,537,500
 Westwind Media.com, Inc.* (r) ...............      166,667            500,000
                                                                   -----------
                                                                     6,155,000
                                                                   -----------
Medical - Home & Outpatient (0.00%)
 Laser Medical Corp.* (r) ....................      491,800                 50
                                                                   -----------
Telecommunications - Equipment (14.33%)
 Advanced Fibre Communications, Inc.* ........      200,000          1,525,000
 CIENA Corp.* ................................      270,000          6,345,000
 Cisco Systems, Inc.* ........................      210,000         23,953,125
 Equant N.V.* (Netherlands) ..................       50,000          4,462,500
 Global Crossing Ltd.* (Bermuda) .............      200,000         10,800,000
 Globecomm Systems, Inc.* ....................      233,705          2,307,837
 Metromedia Fiber Network, Inc. (Class A)* ...      190,000         16,007,500
 Microwave Power Devices, Inc.* ..............      100,000          1,281,250
 Newpoint Technologies, Inc. (r) .............      160,000            480,000
 Nokia Corp. (ADR) (Finland) .................      175,000         12,982,813
 Qwest Communications International, Inc.* ...       75,000          6,407,813
 Rhythms NetConnections, Inc.* ...............       36,750          3,031,875
                                                                   -----------
                                                                    89,584,713
                                                                   -----------


                                                                     MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES      VALUE
-------------------                             ----------------      -----

Telecommunications - Services (4.40%)
 Allegiance Telecom, Inc.* ...................      100,000         $4,600,000
 China Telecom, Ltd. (ADR) (Hong Kong)* ......       50,000          2,287,500
 Esat Telecom Group Plc (ADR) (Ireland)* .....       18,700            913,962
 MCI WorldCom, Inc.* .........................       90,000          7,396,875
 Primus Telecommunications Group, Inc. * .....      300,000          5,006,250
 WinStar Communications, Inc.* ...............      150,000          7,293,750
                                                                    ----------
                                                                    27,498,337
                                                                    ----------
Transport - Airline (1.43%)
 AMR Corp.* ..................................       70,000          4,886,875
 UAL Corp.* ..................................       50,000          4,037,500
                                                                    ----------
                                                                     8,924,375
                                                                    ----------
                           TOTAL COMMON STOCKS
                           (Cost $317,722,726)      (90.13%)       563,549,681
                                                   --------        -----------
PREFERRED STOCKS
Computer - Software (0.16%)
 Verisity Ltd. (Israel)* (r) .................      135,768            999,999
                                                                    ----------
Medical - Home & Outpatient (0.08%)
 Laser Medical Corp.* (r) ....................      500,000            500,000
                                                                    ----------
                        TOTAL PREFERRED STOCKS
                             (Cost $1,499,999)       (0.24%)         1,499,999
                                                    -------        -----------

                                                         PAR VALUE
                              INTEREST      CREDIT        (000s
                                RATE        RATING**     OMITTED)
                                ----        --------     --------

BONDS
Transport - Air Freight (0.09%)
 Piedmont Aviation, Inc.,
  Equip Tr Cert 1988
  Ser F 03-28-09............... 10.35%         B+          $500        557,670
                                                                    ----------
                           TOTAL BONDS
                       (Cost $478,773)                   (0.09%)       557,670
                                                        -------     ----------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (10.85%)
 Investment in a joint repurchase
  agreement transaction with
  SBC Warburg, Inc. - Dated
  04-30-99, due 05-03-99
  (Secured by U.S. Treasury Bonds,
  6.625% thru 9.250%, due
  02-15-16 thru 02-15-27 and
  U.S. Treasury Note, 5.625%
  due 04-30-00) - Note A ......   4.89                   67,814     67,814,000
                                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

                  John Hancock Funds - Global Technology Fund


                                                                      MARKET
ISSUER, DESCRIPTION                                                   VALUE
-------------------                                                -----------

Corporate Savings Account (0.02%)
 Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.00%...................                             $148,324
                                                                  ----------
           TOTAL SHORT-TERM INVESTMENTS              (10.87%)     67,962,324
                                                    --------    ------------
                      TOTAL INVESTMENTS             (101.33%)    633,569,674
                                                    --------    ------------
      OTHER ASSETS AND LIABILITIES, NET               (1.33%)     (8,341,013)
                                                    --------    ------------
                       TOTAL NET ASSETS             (100.00%)   $625,228,661
                                                    ========    ============

 * Non-income producing security.

** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

(w) Written call options outstanding. See Note A.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:


                                                          MARKET       MARKET
                                                        VALUE AS A     VALUE
                                                        PERCENTAGE     AS OF
                            ACQUISITION   ACQUISITION   OF FUND'S     APRIL 30,
Issuer, Description            DATE          COST       NET ASSETS      1999
-------------------         -----------   -----------   ----------    ---------
Digital Lava, Inc. -
 Common Stock..............    02-18-99     $100,000       0.02%      $136,357
Laser Medical Corp. -
 Common Stock..............    01-12-98           50       0.00             50
 Preferred Stock ..........    01-12-98      500,000       0.08        500,000
Newpoint Technologies, Inc. -
 Common Stock .............    03-24-98      480,000       0.08        480,000
Verisity Ltd. - Common Stock   03-01-99      999,999       0.16        999,999
Westwind Media.com, Inc. -
 Common Stock..............    12-14-98      500,000       0.08        500,000
                                                           ----      ---------
                                                           0.42%    $2,616,406
                                                           ====     ==========

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Global Technology Fund invests primarily in equity securities of technology companies in the United States and abroad. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentage of the Fund's investments at April 30, 1999 assigned to the various country categories.

                                                              MARKET VALUE
                                                           AS A PERCENTAGE OF
COUNTRY DIVERSIFICATION                                    FUND'S NET ASSETS
-----------------------                                    ------------------
Bermuda ................................................          1.73%
Finland ................................................          2.08
Greece .................................................          0.02
Hong Kong ..............................................          0.37
Ireland ................................................          0.52
Israel .................................................          0.99
Netherlands ............................................          1.96
Taiwan .................................................          1.15
United Kingdom .........................................          0.07
United States ..........................................         92.44
                                                               -------
                                       TOTAL INVESTMENTS        101.33%
                                                               =======

                       SEE NOTES TO FINANCIAL STATEMENTS

=========================NOTES TO FINANCIAL STATEMENTS==========================

                  John Hancock Funds - Global Technology Fund


(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Series Trust (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Global Technology Fund (the "Fund") and John Hancock Small Cap Growth Fund. Prior to June 1, 1999, John Hancock Small Cap Growth Fund was known as John Hancock Emerging Growth Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to achieve long-term capital growth by investing principally in equity securities of companies that rely extensively on technology in their product development or operations. Income is a secondary objective.

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective March 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                  John Hancock Funds - Global Technology Fund


CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended April 30, 1999.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

         The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

         Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

         The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

         The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

         Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-

=========================NOTES TO FINANCIAL STATEMENTS==========================

                  John Hancock Funds - Global Technology Fund



traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

         At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

         Written option transactions for the period ended April 30, 1999 were as follows:


                                                    CONTRACTS         AMOUNTS
                                                    ---------         -------

OUTSTANDING, BEGINNING OF PERIOD                       150            $18,300
                                                    ------          ---------
 OPTIONS WRITTEN                                     2,905          1,595,054
 OPTIONS CLOSED                                     (1,955)          (818,046)
                                                    ------          ---------
OUTSTANDING, END OF PERIOD                           1,100           $795,308
                                                    ======          =========

Covered written call options outstanding at April 30, 1999, were as follows:


                                        EXPIRATION DATE/               CURRENT
WRITTEN CALL OPTION        CONTRACTS      STRIKE PRICE    PREMIUMS      VALUE
-------------------        ---------      ------------    --------      -----

America Online, Inc.          100          MAY 99/180     $100,948    $20,000
America Online, Inc.          150          MAY 99/200       82,047     12,188
DoubleClick, Inc.             200          MAY 99/180       86,273     70,000
Exodus Communications, Inc.   200          MAY 99/120      123,146     57,500
MindSpring Enterprises, Inc.  150          MAY 99/120       61,423     39,375
RealNetworks, Inc.            100          MAY 99/270      188,450    185,000
Yahoo! Inc.                   200          MAY 99/250      153,021     20,000
                            ------                      ----------  ---------
                            1,100                         $795,308   $404,063
                            ======                      ==========  =========

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Adviser is responsible for managing the Fund's investment business affairs and overseeing the investment activities of the sub-adviser. The Adviser has a sub-investment management contract with American Fund Advisors, Inc. (the "Sub-Adviser"), under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Fund with investment services and advice with respect to investment transactions. Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, equivalent, on an annual basis, to the sum of (a) 0.85% of the first $100,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $100,000,000. The Adviser pays the Sub-Adviser a monthly management fee, equivalent, on an annual basis, to the sum of (a) 0.35% of the first $100,000,000 of the Fund's average daily net asset value and (b) 40% of the investment advisory fee received by the Adviser on amounts over $100,000,000. The Fund pays a monthly administrative fee at the rate of $100,000 per annum to the Adviser for performance of administrative services to the Fund.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1999, net sales charges received with regard to sales of Class A shares amounted to $596,691. Out of this amount, $91,713 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $405,359 was paid as sales commissions to unrelated broker-dealers and $99,619 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

         Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the

=========================NOTES TO FINANCIAL STATEMENTS==========================

                  John Hancock Funds - Global Technology Fund


time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1999, contingent deferred sales charges paid to JH Funds amounted to $216,418.

         Class C shares which are redeemed within one year of purchase will be subject to a contingent deferred sales charge ("CDSC") at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended April 30, 1999, contingent deferred sales charges paid to JH Funds amounted to $5.

         In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays the transfer agent fee based on the number of shareholder accounts and certain out-of-pocket expenses.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are Trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund and Mr. Barry J. Gordon is a director and officer of the Sub-Adviser. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1999, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,687.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1999, aggregated $266,902,218 and $144,543,368, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1999.

         The cost of investments owned at April 30, 1999 (excluding the corporate savings account) for federal income tax purposes was $387,523,714. Gross unrealized appreciation and depreciation of investments aggregated $267,202,246 and $21,304,610, respectively, resulting in net unrealized appreciation of $245,897,636.

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                      -----------------
       A Global Investment Management Firm                         Bulk Rate
                                                                 U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                         PAID
1-800-225-5291  1-800-554-6713 (TDD)                             Randolph, MA
INTERNET: www.jhancock.com/funds                                 Permit No. 75
                                                               -----------------












--------------------------------------------------------------------------------

         This report is for the information of shareholders of the John Hancock Global Technology Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO] Printed on Recycled Paper                                      830SA 4/99
                                                                            6/99